Fees Summary	Mar. 13, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	1,164,841.33
Total Transaction Valuation	8,434,767,033.00
Total Offset Amount	0.00
Net Fee	$ 1,164,841.33